Earnings per share	12 Months Ended
Dec. 31, 2017
Earnings per share [Abstract]
Earnings per share

20. Earnings per share

Basic and diluted earnings per share are calculated by dividing the profit attributable to shareholders of PagSeguro Group by the weighted average number of common shares issued and outstanding during the year:

	December 31,
	2017	2016	2015
Profit attributable to owners of the Company	478,781	127,186	35,084
Weighted average number of common shares	262,288,607	262,288,607	262,288,607
Basic and diluted earnings per share - in reais	1.8254	0.4849	0.1338

The denominator was retrospectively adjusted for the issuance of new shares as a result of the reorganization of companies under common control, as further described in Note 1, as well as to the reverse share split approved and executed on August 01, 2017 (See note 19).

PagSeguro Group's basic earnings per share equal its diluted earnings per share, since PagSeguro Group does not have any dilutive instruments.